                                                                  EXHIBIT 10.127


                                                                  EXECUTION COPY


================================================================================




                                 TRUST AGREEMENT

                                      among

                        FINANCIAL ASSET SECURITIES CORP.,
                                  as Depositor,


                           MEGO MORTGAGE CORPORATION,
                                 as the Company,

                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee

                                       and

                        FIRST BANK NATIONAL ASSOCIATION,
                               as Co-Owner Trustee

                            Dated as of June 14, 1997




                   MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-3
          Home Loan Asset Backed Notes and Certificates, Series 1997-3


================================================================================

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----



                                    ARTICLE I

                                   DEFINITIONS

Section 1.1   Capitalized Terms.............................................I-1
Section 1.2   Other Definitional Provisions.................................I-5

                                   ARTICLE II

                                  ORGANIZATION

Section 2.1   Name.........................................................II-1
Section 2.2   Office.......................................................II-1
Section 2.3   Purposes and Powers..........................................II-1
Section 2.4   Appointment of Owner Trustee.................................II-2
Section 2.5   Initial Capital Contribution of Owner Trust Estate...........II-2
Section 2.6   Declaration of Trust.........................................II-2
Section 2.7   Title to Trust Property......................................II-2
Section 2.8   Situs of Trust...............................................II-3
Section 2.9   Representations and Warranties of the Depositor and
              the Company; Covenant of the Company.........................II-3
Section 2.10  Federal Income Tax Allocations...............................II-5

                                   ARTICLE III

                   TRUST SECURITIES AND TRANSFER OF INTERESTS

Section 3.1   Initial Ownership...........................................III-1
Section 3.2   The Trust Securities........................................III-1
Section 3.3   Execution, Authentication and Delivery of
              Trust Securities............................................III-1
Section 3.4   Registration of Transfer and Exchange of
              Trust Securities............................................III-1
Section 3.5   Mutilated, Destroyed, Lost or Stolen Trust
              Securities..................................................III-2
Section 3.6   Persons Deemed Owners.......................................III-3
Section 3.7   Access to List of Owners' Names and Addresses...............III-3
Section 3.8   Maintenance of Office or Agency.............................III-3

Section 3.9   Appointment of Paying Agent.................................III-3
Section 3.10  Book-Entry Certificates.....................................III-4
Section 3.11  Notices to Clearing Agency .................................III-5
Section 3.12  Definitive Certificates ....................................III-5
Section 3.13  Restrictions on Transfer of Certificates....................III-6

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

Section 4.1   Prior Notice to Owners with Respect to Certain Matters.......IV-1
Section 4.2   Action by Owners with Respect to Certain Matters.............IV-3
Section 4.3   Action by Owners with Respect to Bankruptcy..................IV-3
Section 4.4   Restrictions on Owners' Power................................IV-3
Section 4.5   Majority Control.............................................IV-3

                                    ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 5.1   Establishment of Trust Account................................V-1
Section 5.2   Application Of Trust Funds....................................V-1
Section 5.3   Method of Payment.............................................V-2
Section 5.4   Segregation of Moneys; No Interest............................V-2
Section 5.5   Accounting and Reports to the Certificateholders,
              Owners, the Internal Revenue Service and Others...............V-2
Section 5.6   Signature on Returns..........................................V-3

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 6.1   General Authority............................................VI-1
Section 6.2   General Duties...............................................VI-1
Section 6.3   Action upon Instruction......................................VI-1
Section 6.4   No Duties Except as Specified in this Agreement, the
              Transaction Documents or in Instructions.....................VI-2
Section 6.5   No Action Except Under Specified Documents or
              Instructions.................................................VI-3
Section 6.6   Restrictions.................................................VI-3

                                   ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE

Section 7.1   Acceptance of Trusts and Duties.............................VII-1
Section 7.2   Furnishing of Documents.....................................VII-2
Section 7.3   Representations and Warranties..............................VII-2
Section 7.4   Reliance; Advice of Counsel.................................VII-3
Section 7.5   Not Acting  in Individual Capacity..........................VII-4
Section 7.6   Owner Trustee Not Liable for Trust Securities
              or Home Loans...............................................VII-4
Section 7.7   Owner Trustee May Own Residual Instruments and
              Notes.......................................................VII-4
Section 7.8   Licenses....................................................VII-5
Section 7.9   Rights of Co-Owner Trustee..................................VII-5

                                  ARTICLE VIII

                          COMPENSATION OF OWNER TRUSTEE

Section 8.1   Owner Trustee's Fees and Expenses..........................VIII-1
Section 8.2   Indemnification............................................VIII-1
Section 8.3   Payments to the Owner Trustee..............................VIII-1

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

Section 9.1   Termination of Trust Agreement...............................IX-1

                                    ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 10.1  Eligibility Requirements for Owner Trustee....................X-1
Section 10.2  Resignation or Removal of Owner Trustee or Co-Owner
              Trustee.......................................................X-1
Section 10.3  Successor Owner Trustee or Co-Owner Trustee...................X-2
Section 10.4  Merger or Consolidation of Owner Trustee......................X-2
Section 10.5  Appointment of Co-Owner Trustee or Separate Owner
              Trustee.......................................................X-3

                                   ARTICLE XI

                                  MISCELLANEOUS

Section 11.1   Supplements and Amendments..................................XI-1
Section 11.2   No Legal Title to Owner Trust Estate in Owners..............XI-2
Section 11.3   Limitations on Rights of Others.............................XI-2
Section 11.4   Notices.....................................................XI-2
Section 11.5   Severability................................................XI-3
Section 11.6   Separate Counterparts.......................................XI-3
Section 11.7   Successors and Assigns......................................XI-3
Section 11.8   No Petition.................................................XI-3
Section 11.9   Covenants of Company........................................XI-3
Section 11.10  No Recourse.................................................XI-3
Section 11.11  Headings....................................................XI-4
Section 11.12  GOVERNING LAW...............................................XI-4
Section 11.13  Inconsistencies with Sale and Servicing Agreement...........XI-4

EXHIBIT A         Form of Certificate
EXHIBIT B         Form of Residual Instrument
EXHIBIT C         Certificate of Trust
EXHIBIT D         Form of Certificate Depository Agreement
EXHIBIT E         Form of Transfer Certificate

        TRUST AGREEMENT, dated as of June 14, 1997, among FINANCIAL ASSET SECURITIES CORP., a Delaware corporation, as Depositor (the "Depositor"), MEGO MORTGAGE CORPORATION, a Delaware corporation (the "Company"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee (the "Owner Trustee") and FIRST BANK NATIONAL ASSOCIATION, as Co-Owner Trustee (the "Co-Owner Trustee").


                                    ARTICLE I

                                   DEFINITIONS

        Section 1.1 Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

        "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

        "Administration Agreement" shall mean the Administration Agreement, dated as of June 14, 1997 among the Issuer, the Company, and First Bank National Association, as Administrator.

        "Administrator" shall mean First Bank National Association, or any successor in interest thereto, in its capacity as Administrator under the Administration Agreement.

        "Benefit Plan" shall have the meaning assigned to such term in Section 3.10.

        "Book-Entry Certificate" shall mean a beneficial interest in the Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.10.

        "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as the same may be amended from time to time.


        "Certificate" shall mean any Trust Security issued hereby substantially in the form of Exhibit A hereto attached.

        "Certificate Depository Agreement" shall mean the agreement among the Trust and DTC, dated as of the Closing Date, substantially in the form attached hereto as Exhibit D, relating to the Certificates, as the same may be amended and supplemented from time to time.

        "Certificate Distribution Account" shall have the meaning assigned to such term in the Sale and Servicing Agreement.

        "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit C to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

        "Certificate Register" and "Certificate Registrar" shall mean the register mentioned in, and the registrar appointed pursuant to, Section 3.4.

        "Certificateholder" shall mean a Person in whose name a Certificate is registered.

        "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

        "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

        "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

        "Co-Owner Trustee" shall mean First Bank National Association.

        "Company" shall mean Mego Mortgage Corporation, a Delaware corporation.

        "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, Attention:
Corporate Trust Administration; or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Owners and the Company, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor owner trustee will notify the Owners and the Company).

        "Definitive Certificates" shall mean a certificated form of security that represents a Trust Security pursuant to Section 3.12.

        "DTC" shall mean the Depository Trust Company, as the initial Clearing Agency.

        "ERISA" shall have the meaning assigned thereto in Section 3.10.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Expenses" shall have the meaning assigned to such term in Section 8.2.

        "Indenture" shall mean the Indenture, dated as of June 14, 1997, by and between the Issuer and the Indenture Trustee.

        "Indenture Trustee" means First Bank National Association, as Indenture Trustee under the Indenture.

        "Initial Certificate Principal Balance" shall mean $5,753,639.

        "Issuer" shall mean Mego Mortgage Home Loan Owner Trust 1997-3, the Delaware business trust created pursuant to this Agreement.

        "Non-permitted Foreign Holder" shall have the meaning set forth in Exhibit E hereto.

        "Non-U.S. Person" shall mean an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust.

        "Owner" shall mean each beneficial owner of a Trust Security.

        "Owner Trust Estate" shall mean the contribution of $1 referred to in
Section 2.5 and the Trust Estate (as defined in the Indenture).

        "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor owner trustee hereunder.

        "Paying Agent" shall mean the Co-Owner Trustee or any successor in interest thereto or any other paying agent or co-paying agent appointed pursuant to Section 3.9 and authorized by the Issuer to make payments to and distributions from the Certificate Distribution Account, including payment of principal of or interest on the Certificates on behalf of the Issuer.

        "Percentage Interest" shall mean with respect to any Certificate, the portion of the Certificates as a whole evidenced by such single Certificate, expressed as a percentage rounded to five decimal places, equivalent to a fraction, the numerator of which is the denomination represented by such single Certificate and the denominator of which is the Original Class Principal Balance of the Certificates. With respect to any Residual Instrument, the percentage portion of all of the Residual Interest evidenced thereby as stated on the face of such Residual Instrument.

        "Prospective Owner" shall have the meaning set forth in Section 3.10(a).

        "Rating Agency Condition" shall mean, with respect to any action to which a Rating Agency Condition applies, that each Rating Agency shall have been given 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Depositor, the Company, the Owner Trustee, and the Co-Owner Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes and Certificates.

        "Record Date" shall mean as to each Distribution Date (other than the initial Distribution Date) the last Business Day of the month immediately preceding the month in which such Distribution Date occurs; and with respect to the initial Distribution Date shall mean July 3, 1997.

        "Residual Instrument" shall have the meaning assigned to such term in the Sale and Servicing Agreement; a form of Residual Instrument is attached hereto as Exhibit B.

        "Residual Interest" shall mean the right to receive distributions of and with respect to the initial Distribution Date shall mean July 3, 1997. Excess Spread, if any, and certain other funds, if any, on each Distribution Date, pursuant to Sections 5.01(c) and 5.03 of the Sale and Servicing Agreement.

        "Residual Instrument Holder" shall mean a Person in whose name a Residual Instrument is registered.

        "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement dated as of the date hereof, among the Trust as Issuer, the Depositor, the Indenture Trustee as Indenture Trustee, and Co-Owner Trustee, as Master Servicer, and the Company, as Seller and Servicer.

        "Secretary of State" shall mean the Secretary of State of the State of Delaware.

        "Securityholder" shall mean a holder of any Trust Security.

        "Transaction Documents" shall have the meaning set forth in the Sale and Servicing Agreement.

        "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

        "Trust" shall mean the trust established by this Agreement.

        "Trust Security" shall mean any Certificate or Residual Instrument issued pursuant to the Trust Agreement.

        "Underwriter" shall mean Greenwich Capital Markets, Inc.

        Section 1.2 Other Definitional Provisions.

                (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

                (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                (d) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

                (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                                  ORGANIZATION

        Section 2.1 Name. The Trust created hereby shall be known as "Mego Mortgage Home Loan Owner Trust 1997-3", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

        Section 2.2 Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Owners and the Company.

        Section 2.3 Purposes and Powers. (a) The purpose of the Trust is to engage in the following activities:

                      (i) to issue the Notes pursuant to the Indenture and the Trust Securities pursuant to this Agreement and to sell such Notes and Trust Securities;

                      (ii) with the proceeds of the sale of the Notes and the Trust Securities, to fund start-up and transactional expenses of the Trust and to pay the balance to the Depositor and the Company, as their interests may appear pursuant to the Sale and Servicing Agreement;

                      (iii) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Owners pursuant to the terms of the Sale and Servicing Agreement any portion of the Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

                      (iv) to enter into and perform its obligations under the Transaction Documents to which it is to be a party;

                      (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                      (vi) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Owners and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Transaction Documents.

        Section 2.4 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

        Section 2.5 Initial Capital Contribution of Owner Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Company shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

        Section 2.6 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners, subject to the obligations of the Trust under the Transaction Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Home Loans and other assets held by the Trust, the partners of the partnership being the holders of the Trust Securities and the Notes being non-recourse debt of the partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

        Section 2.7 Title to Trust Property.

                (a) Subject to the Indenture, legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, the Co-Owner Trustee and/or a separate trustee, as the case may be.

                (b) The Owners shall not have legal title to any part of the Owner Trust Estate. No transfer by operation of law or otherwise of any interest of the Owners shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Owner Trust Estate.

        Section 2.8 Situs of Trust. The Trust will be located and administered in the state of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York, except with respect to the Co-Owner Trustee. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York, except with respect to the Co-Owner Trustee. The only office of the Trust will be at the Corporate Trust Office in Delaware.

        Section 2.9 Representations and Warranties of the Depositor and the Company; Covenant of the Company.

                (a) The Depositor hereby represents and warrants to the Owner Trustee and the Co-Owner Trustee that:

                      (i) The Depositor is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted. The Depositor has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of the Depositor; this Agreement evidences the valid, binding and enforceable obligation of the Depositor; and all requisite action has been taken by the Depositor to make this Agreement valid, binding and enforceable upon the Depositor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity.

                      (ii) The consummation of the transactions contemplated by this Agreement will not result in (i) the breach of any terms or provisions of the Articles of Incorporation or Bylaws of the Depositor,
        (ii) the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Depositor, or its property is subject, or (iii) the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its respective property is subject.

                      (iii) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                (b) The Company hereby represents and warrants to the Owner Trustee and the Co-Owner Trustee that:

                      (i) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                      (ii) The Company is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                      (iii) The Company has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the Company by all necessary corporate action.

                      (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Company, or any indenture, agreement or other instrument to which the Company is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Transaction Documents); nor violate any law or, to the best of the Company's knowledge, any order, rule or regulation applicable to the Company of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties.

                      (v) There are no proceedings or investigations pending or, to the Company's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties:
        (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement.

                (c) The Company covenants with the Owner Trustee and the Co-Owner Trustee that during the continuance of this Agreement it will comply in all respects with the provisions of its Certificate of Incorporation in effect from time to time.

        Section 2.10 Federal Income Tax Allocations. Net income of the Trust for any month, as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof), shall be allocated to the holders of the Residual Instruments, on a pro rata basis.

                                   ARTICLE III

                   TRUST SECURITIES AND TRANSFER OF INTERESTS

        Section 3.1 Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Trust Securities, the Depositor shall be the sole Owner of the Trust.

        Section 3.2 The Trust Securities. The Certificates shall be issued in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof. The Residual Instruments shall not be issued with a principal or notional amount. The Trust Securities shall be executed on behalf of the Trust by manual or facsimile signature of a Trust Officer of the Owner Trustee or the Co-Owner Trustee. Trust Securities bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Securities or did not hold such offices at the date of authentication and delivery of such Trust Securities.

        A transferee of a Trust Security shall become an Owner, and shall be entitled to the rights and subject to the obligations of an Owner hereunder and under the Sale and Servicing Agreement, upon such transferee's acceptance of a Trust Security duly registered in such transferee's name pursuant to Section 3.4.

        Section 3.3 Execution, Authentication and Delivery of Trust Securities. Concurrently with the sale of the Home Loans to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee or the Co-Owner Trustee shall cause the Certificates, in an aggregate principal amount equal to the initial Class Principal Balance of the Certificates, and the Residual Instruments representing 100% of the Percentage Interests of the Residual Interest to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in authorized denominations. No Trust Security shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Trust Security a certificate of authentication substantially in the form set forth in Exhibit A and B, executed by the Owner Trustee or the Administrator, as the Owner Trustee's authenticating agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Trust Security shall have been duly authenticated and delivered hereunder. All Trust Securities shall be dated the date of their authentication.

        Section 3.4 Registration of Transfer and Exchange of Trust Securities. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Trust Securities


                                      III-1
and of transfers and exchanges of Trust Securities as herein provided. The Administrator shall be the initial Certificate Registrar.

        Upon surrender for registration of transfer of any Trust Security at the office or agency maintained pursuant to Section 3.8, the Owner Trustee or Co-Owner Trustee shall execute, authenticate and deliver (or shall cause the Administrator as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Trust Securities in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of an Owner, Trust Securities may be exchanged for other Trust Securities of authorized denominations of a like aggregate amount upon surrender of the Trust Securities to be exchanged at the office or agency maintained pursuant to
Section 3.8.

        Every Trust Security presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Owner or his attorney duly authorized in writing. In addition, each Trust Security presented or surrendered for registration of transfer and exchange must be accompanied by a letter from the Prospective Owner certifying as to the representations set forth in Sections 3.13(a) and (b), as applicable. Each Trust Security surrendered for registration of transfer or exchange shall be canceled and disposed of by the Owner Trustee in accordance with its customary practice.

        No service charge shall be made for any registration of transfer or exchange of Trust Securities, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Securities.

        The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register transfer or exchanges of Trust Securities for a period of 15 days preceding the due date for any payment with respect to any of the Trust Securities.

        Section 3.5 Mutilated, Destroyed, Lost or Stolen Trust Securities. If
(a) any mutilated Trust Security shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Security and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Security shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or the Administrator as the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Security, a new Trust Security of like tenor and denomination. In connection with the issuance of any new Trust Security under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that


                                      III-2
may be imposed in connection therewith. Any duplicate Trust Security issued pursuant to this Section shall constitute conclusive evidence of ownership or the related Percentage Interest in the Nos. and Interest, as if originally issued, whether or not the lost, stolen or destroyed Trust Security shall be found at any time.

        Section 3.6 Persons Deemed Owners. Prior to due presentation of a Trust Security for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Trust Security shall be registered in the Certificate Register as the owner of such Trust Security for the purpose of receiving distributions pursuant to Section 5.2 and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

        Section 3.7 Access to List of Owners' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Master Servicer, the Servicer, the Depositor and the Indenture Trustee within 15 days after receipt by the Owner Trustee of a request therefor from the Master Servicer, the Servicer, the Depositor, or the Indenture Trustee in writing, a list, in such form as the Master Servicer, the Servicer, the Depositor or the Indenture Trustee may reasonably require, of the names and addresses of the Owners as of the most recent Record Date. If three or more Certificateholders together evidencing not less than a 25% Percentage Interest in the Certificates apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Owner, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Company, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

        Section 3.8 Maintenance of Office or Agency. The Owner Trustee shall maintain an office or offices or agency or agencies where Trust Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Trust Securities and the Transaction Documents may be served. The Owner Trustee initially designates the Administrator's office in St. Paul, Minnesota as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Company and to the Securityholders of any change in the location of the Certificate Register or any such office or agency.

        Section 3.9 Appointment of Paying Agent. The Owner Trustee hereby appoints the Co-Owner Trustee as Paying Agent under this Agreement. The Paying Agent shall make distributions to Securityholders from the Certificate Distribution Account pursuant to Section 5.2 hereof and Section 5.01 of the Sale and Servicing Agreement and shall report the amounts of such distributions to the Owner Trustee. The Paying Agent shall have the revocable power


                                      III-3
to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. In the event that the Co-Owner Trustee shall no longer be the Paying Agent hereunder, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Owners in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Owners. The Paying Agent shall return all unclaimed funds to the Owner Trustee, and upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.1, 7.3, 7.4 and
8.1 shall apply to the Co-Owner Trustee also in its role as Paying Agent, for so long as the Co-Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise. Notwithstanding anything herein to the contrary, the Co-Owner Trustee and the Paying Agent shall be the same entity as the Indenture Trustee under the Indenture and the Sale and Servicing Agreement. In such event, the Co-Owner Trustee and the Paying Agent shall resign and the Owner Trustee shall assume the duties and obligations of the Co-Owner Trustee and the Paying Agent hereunder and under the Sale and Servicing Agreement.


        Section 3.10 Book-Entry Certificates. The Trust Certificates, upon original issuance, will be issued in the form of a typewritten Trust Certificate or Certificates representing Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust; provided, however, that one Definitive Trust Certificate (the Residual Instrument) may be issued to the Company. Such Book-Entry Certificate or Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Owner of a Book-Entry Certificate will receive a definitive Certificate representing such Owner's interest in such Certificate, except as provided in this Section 3.10 and in Section 3.12. Unless and until Definitive Certificates, fully registered, have been issued to Certificate Owners pursuant to Section 3.12:

                      (i) the provisions of this Section shall be in full force and effect;

                      (ii) the Certificate Registrar and the Owner Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of principal of and interest on the Certificates and the giving of instructions or directions hereunder) as the sole Holder of such Certificates and shall have no obligation to the related Certificate Owners;



                                      III-4

                      (iii) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

                      (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 3.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Certificates to such Clearing Agency Participants; and

                      (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates evidencing a specified percentage of the Class Principal Balance of the Certificates, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Certificates and has delivered such instructions to the Owner Trustee.

        Section 3.11 Notices to Clearing Agency. Whenever a notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.12, the Owner Trustee shall give all such notices and communications specified herein to be given to Certificateholders to the Clearing Agency, and shall have no obligations to the Certificate Owners.

        Section 3.12 Definitive Certificates. If (i) the Administrator advises the Owner Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Certificates, and the Administrator is unable to locate a qualified successor,
(ii) the Administrator at its option advises the Owner Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or
(iii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating at least 50% of the Class Principal Balance of the Certificates advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Certificate Owners, then the Clearing Agency shall notify all Certificate Owners and the Owner Trustee of the occurrence of any such event and of the availability of the Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Owner Trustee of the typewritten Certificate or Certificates representing the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions, the Owner Trustee shall execute and authenticate the Definitive Certificates in accordance with the instructions of the Clearing Agency. Neither the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive


                                      III-5

Certificates, the Owner Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders. The Definitive Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

        Section 3.13  Restrictions on Transfer of Trust Securities.

               (a) No Trust Security may be acquired, by or for the account of
        (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in
        Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or
        (iii) any entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding a Trust Security, the Owner thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

               (b) Each prospective purchaser and any subsequent transferee of a Residual Instrument (each, a "Prospective Owner"), other than the Company or a wholly-owned subsidiary of the Company, shall represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

                        (i) Such Person is (A) a "qualified institutional buyer"
                as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and is aware that the seller of such Residual Instrument may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Residual Instrument for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person within the meaning of Rule 3a-7 of the Investment Company Act of 1940, as amended (including, but not limited to, the Seller or the Company).

                      (ii) Such Person understands that such Residual Instrument has not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the seller reasonably believes is (A) a qualified institutional buyer or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States.

                      (iii) Such Person understands that each Residual
               Instrument bears a legend to the following effect:


                                      III-6

                        THIS RESIDUAL INSTRUMENT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS RESIDUAL INSTRUMENT MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR [(II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940], AS AMENDED (INCLUDING, BUT NOT LIMITED TO, MEGO MORTGAGE CORPORATION) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS RESIDUAL INSTRUMENT UNDER THE ACT OR ANY STATE SECURITIES LAWS."

                        (iv) Such Person shall comply with the provisions of
                Section 3.13(b), as applicable, relating to the ERISA restrictions with respect to the acceptance or acquisition of such Residual Instrument.


                (c) Each Prospective Owner, other than the Company, shall either:

                        (i) represent and warrant, in writing, to the Owner
                Trustee and the Certificate Registrar and any of their respective successors that the Prospective Owner is not (A) an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or (B) a "plan" within the meaning of Section 4975(e)(1) of the Code (any such plan or employee benefit plan, a "Plan") or (C) any entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity and is not directly or indirectly purchasing such Trust Security on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan; or


                                      III-7

                        (ii) furnish to the Owner Trustee and the Certificate
                Registrar and any of their respective successors an opinion of counsel acceptable to such persons that (A) the proposed issuance or transfer of such Trust Security to such Prospective Owner will not cause any assets of the Trust to be deemed assets of a Plan, or (B) the proposed issuance or transfer of such Trust Security will not cause the Owner Trustee or the Certificate Registrar or any of their respective successors to be a fiduciary of a Plan within the meaning of Section 3(21) of ERISA and will not give rise to a transaction described in
                Section 406 of ERISA or Section 4975(c)(1) of the Code for which a statutory or administrative exemption is unavailable.

                (d) By its acceptance of a Residual Instrument, each Prospective Owner agrees and acknowledges that no legal or beneficial interest in all or any portion of the Residual Instruments may be transferred directly or indirectly to an individual, corporation, partnership or other person unless such transferee is not a Non-U.S. Person (any such person being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect.

                (e) Neither The Owner Trustee nor the Administrator shall execute, or countersign and deliver, any Residual Instrument in connection with any transfer thereof unless the transferor shall have provided to the Owner Trustee or the Administrator a certificate, substantially in the form attached as Exhibit E to this Agreement, signed by the transferee or a Non-permitted Foreign Holder, which certificate shall contain the consent of the transferee to any amendments of this Agreement as may be required to effectuate further the foregoing restrictions on transfer of any Residual Instrument to Non-permitted Foreign Holders, and an agreement by the transferee that it will not transfer any Residual Instrument without providing to the Certificate Registrar on behalf of the Owner Trustee a certificate substantially in the form attached as Exhibit E to this Agreement.

                (f) Each Residual Instrument shall bear an additional legend referring to the foregoing restrictions contained in paragraphs
                (c) and (d) above.

                (g) The Prospective Owner of a Residual Instrument shall obtain an opinion of counsel to the effect that, as a matter of Federal income tax law, such Prospective Owner is permitted to accept the transfer of a Residual Instrument.

                (h) No Residual Instrument may be transferred without an Opinion of Counsel to the effect that such transfer would not jeopardize the tax treatment of the Trust, would not subject the Trust to an entity-level tax, and would not jeopardize the status of the Notes as debt for all purposes.


                                      III-8

               (i) The Residual Instruments shall not be listed for trading on an established securities market, nor be readily tradeable on a secondary market, nor be transferable through the substantial equivalent of a secondary market, nor shall the Issuer be permitted to have more than one hundred 100 partners, for income tax purposes, all within the meaning of Code Section 7704, and its attendant regulations, as applicable. If requested, in the discretion of the Owner Trustee, transfer of a Residual Instrument shall be made only if accompanied by an opinion of counsel satisfactory to the Owner Trustee or the Co-Owner Trustee, which opinion of counsel shall not be an expense of the Issuer, the Owner Trustee, the Servicer or the Seller, to the effect such transfer will not cause the Issuer to be a publicly traded partnership taxable as a corporation and will not cause the termination of the Issuer under the federal income tax rules applicable to partnerships.


                                      III-9

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

        Section 4.1 Prior Notice to Certificateholders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action, and the Certificateholders shall not direct the Owner Trustee to take any action, unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or the Certificateholders have provided alternative direction:

               (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Home Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Home Loans);

               (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

               (c) the amendment or other change to this Agreement or any Transaction Document in circumstances where the consent of any Noteholder is required;

               (d) the amendment or other change to this Agreement or any Transaction Document in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders;

               (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable;

               (f) the consent to the calling or waiver of any default of any Transaction Document;

               (g) the consent to the assignment by the Indenture Trustee, the Master Servicer or Servicer of their respective obligations under any Transaction Document;

               (h) except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

               (i) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

               (j) cause the Trust to incur, assume or guaranty any indebtedness other than the Notes, as set forth in this Agreement;

               (k) do any act that conflicts with any other Transaction
Document;

               (l) do any act which would make it impossible to carry on the ordinary business of the Trust;

               (m) confess a judgment against the Trust;

               (n) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

               (o) cause the Trust to lend any funds to any entity; or

               (p) change the Trust's purpose and powers from those set forth in this Trust Agreement.

        In addition the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses from its own funds, and the Trust shall not pay the indebtedness, operating expenses and liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Company, the Depositor, and any of their respective affiliates. This Agreement is and shall be the only agreement among the parties hereto with respect to the creation, operation and termination of the Trust. For accounting purposes, the Trust shall be treated as an entity separate and distinct from any Certificateholder. The pricing and other material terms of all transactions and agreements to which the Trust is a party shall be intrinsically fair to all parties thereto.

        The Owner Trustee shall not have the power, except upon the direction of the Certificateholders, and to the extent otherwise consistent with the Transaction Documents, to (i) remove or replace the Master Servicer, the Servicer or the Indenture Trustee, (ii) institute proceedings to have the Trust declared or adjudicated a bankrupt or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy,
(v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust's creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due, or (viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Indenture remains in effect, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or the Company or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust or the Company.

        Section 4.2 Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Certificateholders, to (a) remove the Administrator pursuant to the Administration Agreement, (b) appoint a successor Administrator pursuant to the Administration Agreement, (c) remove the Master Servicer pursuant to the Sale and Servicing Agreement, (d) remove the Servicer pursuant to the Servicing Agreement, or (e) sell the Home Loans after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

        Section 4.3 Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

        Section 4.4 Restrictions on Owners' Power. The Owners shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Transaction Documents or would be contrary to
Section 2.3 nor shall the Owner Trustee be obligated to follow any such direction, if given.

        Section 4.5 Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Certificates evidencing more than a 50% of the Class Principal Balance of the Certificates. Except as expressly provided herein, any written notice of the Owners delivered pursuant to this Agreement shall be effective if signed by Holders of Certificates evidencing more than 50% of the Class Principal Balance of the Certificates at the time of the delivery of such notice.

                                    ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

        Section 5.1 Establishment of Trust Account. The Owner Trustee shall cause the Indenture Trustee, to establish and maintain with First Bank National Association for the benefit of the Owner Trustee or Co-Owner Trustee one or more Eligible Accounts which while the Co-Owner Trustee holds such Trust Account shall be entitled "CERTIFICATE DISTRIBUTION ACCOUNT, FIRST BANK NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE AND CO-OWNER TRUSTEE, IN TRUST FOR THE MEGO MORTGAGE HOME LOAN ASSET BACKED CERTIFICATES, SERIES 1997-3". Funds shall be deposited in the Certificate Distribution Account as required by the Sale and Servicing Agreement.

        All of the right, title and interest of the Co-Owner Trustee or Owner Trustee in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof shall be held for the benefit of the Owners and such other persons entitled to distributions therefrom. Except as otherwise expressly provided herein or in the Sale and Servicing Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee or Co-Owner Trustee for the benefit of the Owners and the Servicer.

        In addition to the foregoing, the Certificate Distribution Account is a Trust Account under the Sale and Servicing Agreement and constitutes part of the Trust Estate pledged by the Trust to the Indenture Trustee under the Indenture. The Certificate Distribution Account shall be subject to and established and maintained in accordance with the applicable provisions of the Sale and Servicing Agreement and the Indenture, including, without limitation, the provisions of Sections 5.01(c) and 5.03 of the Sale and Servicing Agreement regarding distributions from the Certificate Distribution Account.

        The Company agrees to direct and shall have the sole authority to direct the Owner Trustee or Co-Owner Trustee, or their successor in interest, as to the Permitted Investments in which the funds on deposit in the Trust Accounts (as such term is defined in the Sale and Servicing Agreement) may be invested.

        Section 5.2 Application Of Trust Funds.

               (a) On each Distribution Date, the Owner Trustee or Co-Owner Trustee shall direct the Paying Agent to make the distributions and payments set forth in Sections 5.01(c) and 5.03 of the Sale and Servicing Agreement from amounts on deposit in the Note Distribution Account and the Certificate Distribution Account, respectively.

               (b) On or before the third Business Day following each Distribution Date, the Owner Trustee shall cause the Paying Agent to send to DTC and each Residual Instrument

Holder the statement provided to the Owner Trustee by the Servicer pursuant to
Section 6.02 of the Sale and Servicing Agreement with respect to such Distribution Date.

               (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to an Owner, such tax shall reduce the amount otherwise distributable to the Owner in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Owners sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to an Owner shall be treated as cash distributed to such Owner at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Owner), the Owner Trustee may in its sole discretion withhold such amounts in accordance with this paragraph (c). In the event that an Owner wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such owner in making such claim so long as such Owner agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

        Section 5.3 Method of Payment. Distributions required to be made to Owners on any Distribution Date shall be made to each Owner of record on the preceding Record Date in the manner set forth in Section 5.03 of the Sale and Servicing Agreement.

        Section 5.4 Segregation of Moneys; No Interest. Subject to Sections 4.1 and 5.2, moneys received by the Owner Trustee hereunder and deposited into the Certificate Distribution Account will be segregated except to the extent required otherwise by law or the Sale and Servicing Agreement and shall be invested in Permitted Investments at the direction of the Company. The Owner Trustee shall not be liable for payment of any interest in respect of such moneys.

        Section 5.5 Accounting and Reports to the Residual Instrument Holders, Certificateholders, Owners, the Internal Revenue Service and Others. The Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, and such books shall be maintained separate from those of any other entity and reflect the separate interest of the Trust, (b) deliver to each Owner, as may be required by the Code and applicable Treasury Regulations, such information as may be required to enable each Owner to prepare its federal and state income tax returns, (c) file such tax return relating to the Trust (including a partnership information return, IRS Form 1065), and make such elections as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for Federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.2(c) with respect to income or distributions to Owners. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Home Loans. The Owner Trustee shall not make the election provided under Section 754 of the Code.

        Section 5.6 Signature on Returns.

               The Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires an Owner to sign such documents, in which case such documents shall be signed by the Company.

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

        Section 6.1 General Authority. The Owner Trustee is authorized and directed to execute and deliver or cause to be executed and delivered the Notes, the Trust Securities and the Transaction Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Trust is to be a party and any amendment or other agreement or instrument described in Article III, in each case, in such form as the Company shall approve, as evidenced conclusively by the Owner Trustee's execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver Classes of Notes in the following aggregate principal amounts: Class A-1 Notes, $33,400,000; Class A-2 Notes, $25,700,000; Class A-3 Notes, $6,500,000; Class A-4 Notes, $9,451,000;
Class M-1 Notes $16,213,000; and Class M- 2 Notes, $7,584,000; The Administrator on behalf of the Owner Trustee shall authenticate and deliver the Certificates. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust, pursuant to the Transaction Documents.

        Section 6.2 General Duties. It shall be the duty of the Owner Trustee:

               (a) to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Transaction Documents to which the Trust is a party and to administer the Trust in the interest of the Owners, subject to the Transaction Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Administrator or the Co-Owner Trustee has agreed in the Administration Agreement or this Agreement, respectively, to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Transaction Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator or the Co-Owner Trustee to carry out its obligations under the Administration Agreement or this Agreement, respectively; and

               (b) to obtain and preserve, the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Trust Estate and each other instrument and agreement included in the Trust Estate.

        Section 6.3 Action upon Instruction.

               (a) Subject to Article IV and in accordance with the terms of the Transaction Documents, the Owners may by written instruction direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the

Trust. Such direction may be exercised at any-time by written instruction of the Owners pursuant to Article IV.

               (b) The Owner Trustee shall not be required to take any action hereunder or under any Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Transaction Document or is otherwise contrary to law.

               (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Transaction Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction from the Owners as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Owners received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

               (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

        Section 6.4 No Duties Except as Specified in this Agreement, the Transaction Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement, any Transaction Document or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Transaction Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

        Section 6.5 No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Transaction Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

        Section 6.6 Restrictions. The Owner Trustee shall not take any action
(a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Owners shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                   ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE

        Section 7.1 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement and the Transaction Documents. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Transaction Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Transaction Document under any circumstances, except (i) for its own willful misconduct or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

               (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

               (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Owners;

               (c) no provision of this Agreement or any Transaction Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Transaction Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

               (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes;

               (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or the Company or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Transaction Documents, other than the certificate of authentication on the Trust Securities, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Owner, other than as expressly provided for herein and in the Transaction Documents;

               (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Seller, the Company, the Indenture Trustee, the Master Servicer or the Servicer under any of the Transaction Documents or otherwise and the Owner Trustee shall


                                      VII-1
have no obligation or liability to perform the obligations of the Trust under this Agreement or the Transaction Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture, the Master Servicer under the Sale and Servicing Agreement, or the Servicer under the Servicing Agreement; and

               (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Transaction Document, at the request, order or direction of any of the Owners, unless such Owners have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act provided, that the Owner Trustee shall be liable for its negligence or willful misconduct in the event that it assumes the duties and obligations of the Co-Owner Trustee under the Sale and Servicing Agreement pursuant to Section 10.5 hereof.

        Section 7.2 Furnishing of Documents. The Owner Trustee shall furnish (a) to the Owners promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents and (b) to Noteholders promptly upon written request therefor, copies of the Sale and Servicing Agreement, the Administration Agreement and the Trust Agreement.

        Section 7.3 Representations and Warranties.

               (a) The Owner Trustee hereby represents and warrants to the Depositor and the Company, for the benefit of the Owners, that:

                      (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                      (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                      (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the


                                      VII-2

        Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

               (b) The Co-Owner Trustee hereby represents and warrants to the Depositor and the Company that:

                      (i) It is a national banking association duly organized and validly existing in good standing under the laws of the United States. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                      (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                      (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Minnesota law, governmental rule or regulation governing the banking or trust powers of the Co-Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

        Section 7.4 Reliance; Advice of Counsel.

               (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

               (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the


                                      VII-3
conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Transaction Document.

        Section 7.5 Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Transaction Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

        Section 7.6 Owner Trustee Not Liable for Trust Securities or Home Loans. The recitals contained herein and in the Trust Securities (other than the signature and countersignature of the Owner Trustee on the Trust Securities) shall be taken as the statements of the Depositor and the Company, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Transaction Document or of the Trust Securities (other than the signature and countersignature of the Owner Trustee on the Trust Securities and as specified in Section 7.3) or the Notes, or of any Home Loans or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Home Loan, or the perfection and priority of any security interest created by any Home Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Owners under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Property; the existence and enforceability of any insurance thereon; the existence and contents of any Home Loan on any computer or other record thereof; the validity of the assignment of any Home Loan to the Trust or of any intervening assignment; the completeness of any Home Loan; the performance or enforcement of any Home Loan; the compliance by the Depositor, the Company, the Master Servicer or the Servicer with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Indenture Trustee, the Master Servicer or the Servicer or any subservicer taken in the name of the Owner Trustee.

        Section 7.7 Owner Trustee May Own Trust Securities and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Securities or Notes and may deal with the Depositor, the Company, the Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.


                                      VII-4

        Section 7.8 Licenses. The Owner Trustee shall cause the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

        Section 7.9 Rights of Co-Owner Trustee. The Co-Owner Trustee shall be entitled to all the rights and benefits conferred upon the Owner Trustee in
Article VII of this Agreement.


                                      VII-5

                                  ARTICLE VIII

                          COMPENSATION OF OWNER TRUSTEE

        Section 8.1 Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Company and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Company for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

        Section 8.2 Indemnification. The Company shall be liable as primary obligor, and the Servicer as secondary obligor pursuant to the Administration Agreement, for, and shall indemnify the Owner Trustee, the Co-Owner Trustee and their successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Transaction Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee or the Co-Owner Trustee hereunder, except only that the Company shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.1 hereof. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's or Co-Owner Trustee's choice of legal counsel shall be subject to the approval of the Company, which approval shall not be unreasonably withheld.

        Section 8.3 Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.


                                     VIII-1

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

        Section 9.1 Termination of Trust Agreement.

               (a) This Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect on the earlier of (i) the satisfaction and discharge of the Indenture pursuant to Section 4.01 of the Indenture and the termination of the Sale and Servicing Agreement and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (the late ambassador of the United States to the Court of St. James's) alive on the date hereof. The bankruptcy, liquidation, dissolution, death or incapacity of any Owner shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

               (b) The Trust Securities shall be subject to an early redemption or termination at the option of the Company or the Master Servicer in the manner and subject to the provisions of Section 11.02 of the Sale and Servicing Agreement.

               (c) Except as provided in Sections 9.1(a) and (b) above, none of the Depositor, the Company nor any Owner shall be entitled to revoke or terminate the Trust.

               (d) Notice of any termination of the Trust, specifying the Distribution Date upon which the Securityholders shall surrender their Trust Securities to the Paying Agent for payment of the final distributions and cancellation, shall be given by the Owner Trustee to the Securityholders and the Rating Agencies mailed within five Business Days of receipt by the Owner Trustee of notice of such termination pursuant to Section 9.1(a) or (b) above, which notice given by the Owner Trustee shall state (i) the Distribution Date upon or with respect to which final payment of the Trust Securities shall be made upon presentation and surrender of the Trust Securities at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Trust Securities at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to the Securityholders. Upon presentation and surrender of the Trust Securities, the Paying Agent shall cause to be distributed to the Securityholders amounts distributable on such Distribution Date pursuant to Sections 5.01(c) and 5.03 of the Sale and Servicing Agreement.

               In the event that all of the Securityholders shall not surrender their Trust Securities for cancellation within six months after the date specified in the above mentioned written notice, the Co-Owner Trustee shall give a second written notice to the remaining Securityholders to surrender their Trust Securities for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Securities shall not have been surrendered for cancellation, the Co-Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Securityholders concerning surrender of their Trust Securities, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Co-Owner Trustee to the Residual Instrument Holders on a pro rata basis.

               (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3820 of the Business Trust Statute.

                                    ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

        Section 10.1 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authorities; and having (or having a parent which has) a long-term rating of at least "A" by Standard & Poor's and "A2" by Moody's, "A" by DCR and "A" by Fitch. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

        Section 10.2 Resignation or Removal of Owner Trustee or Co-Owner Trustee. The Owner Trustee or Co-Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator, the Indenture Trustee and the Company. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee or Co-Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee or Co-Owner Trustee and one copy to the successor Owner Trustee or Co-Owner Trustee. If no successor Owner Trustee or Co-Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or Co-Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee or Co-Owner Trustee.

        If at any time the Owner Trustee or Co-Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee or Co-Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or Co-Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or Co-Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee or Co-Owner Trustee. If the Administrator shall remove the Owner Trustee or Co-Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee or Co-Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee or Co-Owner Trustee so removed and one copy to the successor Owner Trustee or Co-Owner Trustee and payment of all fees owed to the outgoing Owner Trustee or Co-Owner Trustee.

        Any resignation or removal of the Owner Trustee or Co-Owner Trustee and appointment of a successor Owner Trustee or Co-Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee or Co-Owner Trustee pursuant to
Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee or Co-Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee or Co-Owner Trustee to each of the Rating Agencies.

        Section 10.3 Successor Owner Trustee or Co-Owner Trustee. Any successor Owner Trustee or Co-Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee or Co-Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee or Co-Owner Trustee shall become effective and such successor Owner Trustee or Co-Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee or Co-Owner Trustee. The predecessor Owner Trustee or Co-Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee or Co-Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee or Co-Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee or Co-Owner Trustee all such rights, powers, duties, and obligations.

        No successor Owner Trustee or Co-Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee or Co-Owner Trustee shall be eligible pursuant to Section 10.1.

        Upon acceptance of appointment by a successor Owner Trustee or Co-Owner Trustee pursuant to this Section, the Administrator shall mail notice of the successor of such Owner Trustee or Co-Owner Trustee to all Owners, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee or Co-Owner Trustee, the successor Owner Trustee or Co-Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

        Section 10.4 Merger or Consolidation of Owner Trustee or Co-Owner Trustee. Any corporation into which the Owner Trustee or the Co-Owner Trustee may be merged or converted or with which either may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee or the Co-Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee or the Co-Owner Trustee, shall be the successor of the Owner Trustee or the Co-Owner Trustee, as the case may be, hereunder, provided such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee or the Co-Owner Trustee, as the case may be, shall mail notice of such merger or consolidation to the Rating Agencies.

        Section 10.5 Appointment of Co-Owner Trustee or Separate Owner Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Mortgaged Property may at the time be located, and for the purpose of performing certain duties and obligations of the Owner Trustee with respect to the Trust and the Trust Securities under the Sale and Servicing Agreement, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and to act as co-owner trustee, jointly with the Owner Trustee, or separate owner trustee or separate owner trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 25 days after the receipt by it of a request so to do, the Owner Trustee shall have the power to make such appointment. No Co-Owner Trustee or separate Owner Trustee under this Section 10.5 shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-owner trustee or separate Owner Trustee shall be required pursuant to Section 10.3.

        The Owner Trustee hereby appoints the Indenture Trustee as Co-Owner Trustee for the purpose of (i) establishing and maintaining the Certificate Distribution Account and making the distributions therefrom to the Persons entitled thereto pursuant to Sections 5.01(c) and 5.03 of the Sale and Servicing Agreement.

        Each separate owner trustee and co-owner trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

                      (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate owner trustee or co-owner trustee jointly (it being understood that such separate owner trustee or co-owner trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate owner trustee or co-owner trustee but solely at the direction of the Owner Trustee; provided that Co-Owner Trustee, in performing its duties and obligations under the Sale and Servicing Agreement, may act separately in its capacity as Co-Owner Trustee without the Owner Trustee joining in such Acts.

                      (ii) no owner trustee under this Agreement shall be personally liable by reason of any act or omission of any other owner trustee under this Agreement; and

                      (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate owner trustee or co-owner trustee.

        Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate owner trustees and co-owner trustees, as if given to each of them. Every instrument appointing any separate owner trustee or co-owner trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article. Each separate owner trustee and co-owner trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

        Any separate owner trustee or co-owner trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate owner trustee or co-owner trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        The Co-Owner Trustee, in its capacity as Co-Owner Trustee, shall not have any rights, duties or obligations except as expressly provided in this Agreement and the Sale and Servicing Agreement.

                                   ARTICLE XI

                                  MISCELLANEOUS

        Section 11.1 Supplements and Amendments. This Agreement may be amended by the Depositor, the Company and the Owner Trustee with prior written notice to the Rating Agencies, but without the consent of any of the Noteholders or the Owners or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Owners provided, however, that such action shall not adversely affect in any material respect the interests of any Noteholder or Owner. An amendment described above shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Owner if (i) an opinion of counsel is obtained to such effect, and (ii) the party requesting the amendment satisfies the Rating Agency Condition with respect to such amendment.

        This Agreement may also be amended from time to time by the Depositor, the Company and the Owner Trustee, with the prior written consent of the Rating Agencies and with the prior written consent of the Indenture Trustee, the Holders (as defined in the Indenture) of Notes evidencing more than 50% of the Percentage Interests in the Notes and the Holders of Certificates evidencing more than 50% of the Percentage Interests in the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Owners; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Home Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Securityholders or (b) reduce the aforesaid Percentage Interests required to consent to any such amendment, in either case of clause (a) or (b) without the consent of the holders of all the outstanding Notes or Trust Securities, as applicable.

        Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

        It shall not be necessary for the consent of Owners, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Owners provided for in this Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

        Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

        Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

        Notwithstanding the above, no supplement or amendment to this Agreement shall be made without the consent of any Residual Instrument Holder, if such amendment and/or supplement would modify in any manner the receipt of distributions with respect to such Residual Instrument.

        Section 11.2 No Legal Title to Owner Trust Estate in Owners. The Owners shall not have legal title to any part of the Owner Trust Estate. The Owners shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the Owners to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

        Section 11.3 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Co-Owner Trustee, the Depositor, the Company, the Owners, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

        Section 11.4 Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), at the following addresses: (i) if to the Owner Trustee, its Corporate Trust Office; (ii) if to the Depositor, Financial Asset Securities Corp., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: Peter McMullin, Vice President; (iii) if to the Company, Mego Mortgage Corporation, 1000 Parkwood Circle, Suite 500 Atlanta, Georgia 30339, Attention: Jeff S. Moore, President;
(iv) if to the Co-Owner Trustee, First Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention:
 Structured Finance/Mego Mortgage 1997-3 Corporate Trust Department; or, as to each such party, at such other address as shall be designated by such party in a written notice to each other party.

        (b) Any notice required or permitted to be given to an Owner shall be given by first-class mail, postage prepaid, at the address of such Owner as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Owner receives such notice.

        Section 11.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        Section 11.6 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        Section 11.7 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Company, the Owner Trustee, the Co-Owner Trustee and its successors and each owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

        Section 11.8 No Petition. The Owner Trustee, by entering into this Agreement, each Owner, by accepting a Trust Security, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Company, any wholly-owned subsidiary of the Company, the Depositor or the Trust, or join in any institution against the Company, any wholly-owned subsidiary of the Company, or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or law in connection with any obligations relating to the Trust Securities, the Notes, this Agreement or any of the Transaction Documents.

        Section 11.9 Covenants of Company. The Company shall not institute at any time any Bankruptcy proceeding against the Trust or any wholly-owned subsidiary of the Company, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Securities, the Notes, the Trust Agreement or any of the Transaction Documents.

        Section 11.10 No Recourse. Each Owner by accepting a Trust Security acknowledges that such Owner's Trust Security represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Seller, the Servicer, the Company, the Depositor, the Administrator, the Owner Trustee, the Co-Owner Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Securities or the Transaction Documents.

        Section 11.11 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

        Section 11.12 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        Section 11.13  Inconsistencies with Sale and Servicing Agreement.

        In the event certain provisions of this Agreement conflict with the provisions of the Sale and Servicing Agreement, the parties hereto agree that the provisions of the Sale and Servicing Agreement shall be controlling.

        IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                       FINANCIAL ASSET SECURITIES CORP.,
                                       Depositor


                                       By:____________________________________
                                              Name:
                                              Title:


                                       MEGO MORTGAGE CORPORATION

                                       By:____________________________________
                                              Name:
                                              Title:


                                       WILMINGTON TRUST COMPANY,
                                       not in its individual capacity but
                                       solely as Owner Trustee



                                       By:____________________________________
                                              Name:
                                              Title:


                                       FIRST BANK NATIONAL ASSOCIATION, not in
                                       its individual capacity but solely as
                                       Co-Owner Trustee and Paying Agent



                                       By:____________________________________
                                              Name:
                                              Title:

                                    EXHIBIT A

                              [FORM OF CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF FINANCIAL ASSET SECURITIES CORP., MEGO MORTGAGE CORPORATION OR ANY OF THEIR RESPECTIVE AFFILIATES.


                   MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-3

                    ____% HOME LOAN ASSET BACKED CERTIFICATE

evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of Home Loans sold to the Trust by Financial Asset Securities Corp..


Initial Certificate Principal                           Original Certificate
Balance of this Certificate:                            Principal Balance:
$_____________                                          $_____________

NUMBER:_______                                          CUSIP NO. _________

                   (See Reverse Pages for certain definitions)

        THIS CERTIFIES THAT___________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the Original Certificate Principal Balance of the Class of Certificates, both as specified above), in certain distributions with respect to MEGO MORTGAGE Home Loan Owner Trust 1997-3 (the "Trust") formed by Financial Asset Securities Corp., a Delaware corporation (the "Seller").

        The Trust was created pursuant to a Trust Agreement dated as of June 14, 1997 (as amended and supplemented from time to time, the "Trust Agreement"), among the Seller, Financial Asset Securities Corp., a Delaware corporation (the "Company"), Wilmington Trust

Company, as owner trustee (the "Owner Trustee") and First Bank National Association, as Co-Owner Trustee (the "Co-Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Sale and Servicing Agreement dated as of June 14, 1997 (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), among the Trust, the Seller, Mego Mortgage Corporation, as servicer (the "Servicer") and the Co-Owner Trustee, as applicable.

        This Certificate is one of the duly authorized Certificates designated as "Mego Mortgage Home Loan Asset Backed Certificates, Series 1997-3", (herein called the "Certificates") issued under the Trust Agreement. Also issued under an Indenture dated as of June 14, 1997, between the Trust and First Bank National Association, as Indenture Trustee, are the six classes of Notes designated as "Mego Mortgage Home Loan Asset Backed Notes, Series 1997-3, Class A-1, Class A-2, Class A-3, Class A-4, Class M-1 and Class M-2 (collectively, the "Notes"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. Payments of principal and interest on this Certificate shall be made by First Bank National Association, in its capacity as Co-Owner Trustee under the Sale and Servicing Agreement. The property of the Trust includes a pool of Home Loans (the "Home Loans"), all monies due thereunder on or after the Cut-Off Date, certain accounts and the proceeds thereof, and certain other rights under the Trust Agreement and the Sale and Servicing Agreement and all proceeds of the foregoing. The rights of the holders of the Certificates are subordinated to the rights of the holders of the Notes, as set forth in the Sale and Servicing Agreement and the Indenture.

        Under the Trust Agreement, there will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next Business Day, (each, a "Distribution Date"), commencing in July, 1997, to the person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which each Distribution Date occurs (the "Record Date") such Securityholders's fractional undivided interest in the amounts distributable to Securityholders on such Distribution Date pursuant to Section 5.01 of the Sale and Servicing Agreement.

        The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement and the Indenture.

        It is the intent of the Seller, the Company, the Servicer and the Securityholders that, for purposes of federal, state and local income and single business tax and any other income taxes, the Trust will be treated as a partnership and the Securityholders (including the Company) will be treated as partners in that partnership. The Company and the other Securityholders by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as partnership interests in the Trust.

        Each Securityholder or Certificate Owner, by its acceptance of a Certificate or, in the case of a Certificate Owner, a beneficial interest in a Certificate, covenants and agrees that such Securityholder or Certificate Owner, as the case may be, will not at any time institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Transaction Documents.

        Distributions on this Certificate will be made as provided in the Trust Agreement and the Sale and Servicing Agreement by the Indenture Trustee by wire transfer or check mailed to the Securityholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Co-Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Co-Owner Trustee in the Borough of Manhattan, The City of New York.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.





                  [Remainder of page intentionally left blank]

        Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

        THIS TRUST SECURITY SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


                      MEGO MORTGAGE HOME LOAN OWNER TRUST
                      1997-3

                      By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement



                            By:_________________________________________________
                                           Authorized Signatory

DATED:  June 27, 1997


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Certificates referred to in the within-mentioned Trust Agreement.




                      First Bank National Association, as
                      Administrator and Authenticating Agent



                      By:_________________________________________________
                                       Authorized Signatory

                           (REVERSE OF TRUST SECURITY)

        The Certificates do not represent an obligation of, or an interest in, the Seller, the Master Servicer, the Servicer, the Company, the Depositor, the Owner Trustee, the Co-Owner Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the Transaction Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries respecting the Home Loans, all as more specifically set forth herein, in the Sale and Servicing Agreement and in the Indenture. A copy of each of the Sale and Servicing Agreement, the Indenture and the Trust Agreement may be examined during normal business hours at the principal office of the Co-Owner Trustee, and at such other places, if any, designated by the Co-Owner Trustee, by any Securityholder upon written request.

        The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the Company and the rights of the Securityholders under the Trust Agreement at any time by the Seller, the Company and the Owner Trustee with the consent of the holders of the Notes and the Certificates each voting as a class evidencing not less than a majority of the outstanding Notes and the Class Principal Balance of the Certificates. Any such consent by the holder of this Certificate shall be conclusive and binding on such holder and on all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

        As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Co-Owner Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Co-Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is the Co-Owner Trustee.

        The Certificates are issuable only as registered Certificates without coupons in denominations of $100,000 and in integral multiples of $1,000 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Co-Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

        The Owner Trustee, the Co-Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee, the Co-Owner Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes and none of the Owner Trustee, the Co-Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

        The obligations and responsibilities created by the Trust Agreement and the Trust created thereby and the Sale and Servicing Agreement shall terminate eighteen months after the payment to Securityholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust. The Seller or the Master Servicer may at their option purchase the corpus of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Home Loans and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date on which the Pool Principal Balance is less than or equal to 10% of the Original Pool Principal Balance.

        The Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

                                   ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE



--------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


-------------------------------------------------------------------- Attorney to
transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:_____________

                                                                         */
                                   ---------------------------------------------
                                       Signature Guaranteed:


                                                                         */
                                   ---------------------------------------------


----------
*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                    EXHIBIT B
                             TO THE TRUST AGREEMENT

                          [FORM OF RESIDUAL INSTRUMENT]

THE RESIDUAL INTEREST IN THE TRUST REPRESENTED BY THIS RESIDUAL INSTRUMENT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS RESIDUAL INSTRUMENT MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3A-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, MEGO MORTGAGE CORPORATION) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS RESIDUAL INSTRUMENT UNDER THE ACT OR ANY STATE SECURITIES LAWS.

NO TRANSFER OF THIS RESIDUAL INSTRUMENT OR ANY BENEFICIAL INTEREST THEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN") AND
(II) IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

[THIS AGREEMENT IS NONTRANSFERABLE. NOTWITHSTANDING ANYTHING HEREIN OR IN THE TRUST AGREEMENT TO THE CONTRARY, ANY ATTEMPTED TRANSFER OF THIS RESIDUAL INSTRUMENT SHALL BE NULL AND VOID FOR ALL PURPOSES.]

                   MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-3


                               RESIDUAL INSTRUMENT

No. _____


        THIS CERTIFIES THAT __________________________________ (the "Owner") is
the registered owner of a _____% residual interest in MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-3 (the "Trust") existing under the laws of the State of Delaware and created pursuant to the Trust Agreement dated as of June 14, 1997 (the "Trust Agreement") between FINANCIAL ASSET SECURITIES CORP., as Depositor, MEGO MORTGAGE CORPORATION, as the Company, WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its fiduciary capacity as owner trustee under the Trust Agreement (the "Owner Trustee") and First Bank National Association, as Co-Owner Trustee (the "Co-Owner Trustee"). Initially capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement. The Owner Trustee, on behalf of the Issuer and not in its individual capacity, has executed this Residual Instrument by one of its duly authorized signatories as set forth below. This Residual Instrument is one of the Residual Instruments referred to in the Trust Agreement and is issued under and is subject to the terms, provisions and conditions of the Trust Agreement to which the holder of this Residual Instrument by virtue of the acceptance hereof agrees and by which the holder hereof is bound. Reference is hereby made to the Trust Agreement and the Sale and Servicing Agreement for the rights of the holder of this Residual Instrument, as well as for the terms and conditions of the Trust created by the Trust Agreement.

        The holder, by its acceptance hereof, agrees not to transfer this Residual Instrument [except in accordance with terms and provisions of the Agreement].

        THIS RESIDUAL INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Residual Instrument to be duly executed.


                      MEGO MORTGAGE HOME LOAN OWNER TRUST
                      1997-3

                      By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement



                            By:_________________________________________________
                                           Authorized Signatory

DATED:  June 27, 1997


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Certificates referred to in the within-mentioned Trust Agreement.




                      First Bank National Association, as
                      Administrator and Authenticating Agent



                      By:_________________________________________________
                                       Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


-------------------------------------------------------------------- Attorney to
transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:_____________

                                                                         */
                                   ---------------------------------------------
                                       Signature Guaranteed:


                                                                         */
                                   ---------------------------------------------


----------
*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                    EXHIBIT C
                             TO THE TRUST AGREEMENT

                             CERTIFICATE OF TRUST OF
                   MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-3

        THIS Certificate of Trust of MEGO MORTGAGE HOME LOAN OWNER TRUST 1997- 3 (the "Trust"), dated as of June 14, 1997, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, Section 3801 et seq.).

        1. Name. The name of the business trust formed hereby is MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-3.

        2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company of Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.
Attention:___________.

        IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                                        Wilmington Trust Company, not in its
                                        individual capacity but solely as Owner
                                        Trustee under a Trust Agreement dated as of June 14, 1997.


                                        By______________________________________

                                             Name:
                                             Title:

                                    EXHIBIT D
                             TO THE TRUST AGREEMENT


                   (Form of Certificate Depository Agreement)

                                    EXHIBIT E


                              TRANSFER CERTIFICATE



First Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101

Attention: Structured Finance/Mego Mortgage Home Loan Owner Trust 1997-3

Financial Asset Securities Corp.
600 Steamboat Road
Greenwich, Connecticut 06830

        Re: Trust Agreement, dated as of June 14, 1997, among Mego Mortgage Corporation, Financial Asset Securities Corp., First Bank National Association and Wilmington Trust Company, as Owner Trustee; Mego Mortgage Home Loan Owner Trust 1997-3 Home Loan Asset-Backed
              Notes and Certificates, Series 1997-3

Ladies and Gentlemen:

        The undersigned (the "Transferee") has agreed to purchase from__________ ___________ (the "Transferor") the following:

[Insert Residual Instrument(s) to be transferred]

        A. Rule 144A "Qualified Institutional Buyers" should complete this section

        I. The Transferee is (check one):

        ____ (i) An insurance company, as defined in Section 2(13) of the Securities Act of 1933, as amended (the "Securities Act"), (ii) an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), (iii) a business development company as defined in Section 2(a)(48) of the Securities Act, (iv) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (v) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, (vi) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (vii) a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, (viii) an organization described in
                Section 501(c)(3) of the Internal Revenue Code, corporation (other than a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution referenced in Section 3(a)(2) of the Securities Act or a foreign bank or savings and loan association or equivalent institution), partnership, or Massachusetts or similar business trust; or (ix) an investment advisor registered under the Investment Advisors Act of 1940, which, for each of (i) through
                (ix), owns and invests on a discretionary basis at least $100 million in securities other than securities of issuers affiliated with the Transferee, securities issued or guaranteed by the United States or a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, bank deposit notes and certificates of deposit, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement, and currency, interest rate and commodity swaps (collectively, "Excluded Securities");

        ____ a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") that in the aggregate owns and invests on a discretionary basis at least $10 million of securities other than Excluded Securities and securities constituting the whole or part of an unsold allotment to, or subscription by, Transferee as a participant in a public offering;

        ____ an investment company registered under the Investment Company Act that is part of a family of investment companies (as defined in Rule 144A of the Securities and Exchange Commission) which own in the aggregate at least $100 million in securities other than Excluded Securities and securities of issuers that are part of such family of investment companies;

        ____ an entity, all of the equity owners of which are entities described in this Paragraph A(I);

        ____ a bank as defined in Section 3(a)(2) of the Securities Act, any savings and loan association or other institution as referenced in Section 3(a)(5)(A) of the Securities Act, or any foreign bank or savings and loan association or equivalent institution that in the aggregate owns and invests on a discretionary basis at least $100 million in securities other than Excluded Securities and has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of transfer of the Residual Instruments to the Transferee in the case of a U.S. Bank or savings and loan association, and not more than 18 months preceding such date in the case of a foreign bank or savings association or equivalent institution.

        II. The Transferee is acquiring such Residual Instruments solely for its own account, for the account of one or more others, all of which are "Qualified Institutional Buyers" within the meaning of Rule 144A, or in its capacity as a dealer registered pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a "Qualified Institutional Buyer". The Transferee is not acquiring such Residual Instruments with a view to or for the resale, distribution, subdivision or fractionalization thereof which would require registration of the Residual Instruments under the Securities Act.

        B. "Accredited Investors" should complete this Section

        I. The Transferee is (check one):

        ____    a bank within the meaning of Section 3(a)(2) of the Securities
                Act;

        ____    a savings and loan association or other institution defined in
                Section 3(a)(5) of the Securities Act;

        ____    a broker or dealer registered pursuant to the Exchange Act;

        ____ an insurance company within the meaning of Section 2(13) of the Securities Act;

        ____    an investment company registered under the Investment Company
                Act;

        ____ an employee benefit plan within the meaning of Title I of ERISA, which has total assets in excess of $5,000,000;

        ____ another entity which is an "accredited investor" within the meaning of paragraph (fill in) of subsection (a) of Rule 501 of the Securities and Exchange Commission.

        II. The Transferee is acquiring such Residual Instruments solely for its own account, for investment, and not with a view to or for the resale, distribution, subdivision or fractionalization thereof which would require registration of the Residual Instruments under the Securities Act.

        C. If the Transferee is unable to complete one of paragraph A(I) or paragraph B(I) above, the Transferee must furnish an opinion in form and substance satisfactory to the Trustee of counsel satisfactory to the Trustee to the effect that such purchase will not violate any applicable federal or state securities laws.

               [To be completed by any Transferee acquiring an interest in Residual Instruments or the Certificates]

        D. The Transferee represents that it is not (A) an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 19974, as amended ("ERISA"), or (B) a "plan" within the meaning of Section 4975(e)(1) of the Code (any such plan or employee benefit plan, a "Plan") or (C) any entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity and is not directly or indirectly purchasing such Trust Security on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan.

        [By its acceptance of a Residual Instrument, each Prospective Owner thereof agrees and acknowledges that no legal or beneficial interest in all or any portion of the Residual Instruments may be transferred directly or indirectly to an individual, corporation, partnership or other person unless such transferee is not a Non-U.S. Person (any such person being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect.]

               (iii) the Transferee is an "accredited investor" as defined in Rule 501(a) of Regulation D pursuant to the 1933 Act.


                                            Very truly yours,
                                            [NAME OF PURCHASER]


                                            By:________________________
                                            Title:_____________________

Dated:

THE FOREGOING IS ACKNOWLEDGED THIS ____ DAY OF __________, 199_.


[NAME OF SELLER]
By:________________________
Title:_____________________